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                                                                Exhibit 10.14.16

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
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          THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of
August 3, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd. and X.L. Global Reinsurance Company, Ltd. (formerly known as X.L. Reinsurance Company, Ltd.) (the "Borrowers"), X.L. Insurance Company, Ltd. and EXEL Acquisition Ltd. (the "Guarantors"), MELLON BANK, N.A., (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrowers, the Guarantors, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

          WHEREAS, the Borrowers have requested the Banks to make certain changes to the Credit Agreement; and

          WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is
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hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, between the definitions of the terms "Material Adverse Effect" and "Notes", respectively, appearing therein, the following definitions:

                    "1998 Merger" shall mean consummation of the transactions
                  provided for in the Agreement and Schemes of Arrangement among EXEL Limited, EXEL Merger Company, Ltd. and Mid Ocean Limited, as described in the Current Report on Form 8-K of EXEL Limited dated as of March 16, 1998, as modified by the amendment and restatement thereof dated April 28, 1998.

                    "1998 Reinsurance Merger Transaction" shall mean the
                  transfer, after or contemporaneously
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                  with consummation of the 1998 Merger, to Mid Ocean Limited by
                  X.L. Insurance of all of the common stock of X. L. Reinsurance and the subsequent amalgamation of X.L. Reinsurance with Mid Ocean Reinsurance Company, Ltd., the resulting corporation of which amalgamation will be a Bermuda corporation which shall have assumed and shall be liable for all of the obligations of X.L. Reinsurance under the Loan Documents.

     (b) The definition of the term "Business Day" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting therein, between the word "Pennsylvania" and the period at the end thereof, the words "or Bermuda".

     (c) The definition of the term "Change of Control" appearing in Section
1.01 of the Credit Agreement is hereby amended by adding thereto, after the word "shareholders" and before the period at the end thereof, the following phrase:
"; provided, that consummation of the 1998 Merger shall be deemed not to be a
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Change of Control".

     (d) The definition of the term "EXEL Limited" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                    "EXEL Limited" shall mean (i) until consummation of the 1998
                  Merger, EXEL Limited, a corporation organized under the laws of the Cayman Islands, British West Indies which, on the date of this Agreement, is the sole shareholder of X.L. Insurance Company, Ltd., except for a nominal number of shares owned by two nominee shareholders required by the Bermuda Companies Law and (ii) from and after consummation of the 1998 Merger, EXEL Limited, a corporation organized under the laws of the Cayman Islands, British West Indies which is referred to as "New EXEL" in the 8-K Report referred to in the definition of 1998 Merger below.

     (e) The definition of the term "Indebtedness" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting therein, between the phrase "of a Person shall mean" and the colon, the following:

                  (it being understood, for the avoidance of doubt, that insurance payment liabilities, as such, and liabilities arising in the ordinary course of such Person's business as an insurance company or corporate member of Lloyds (other than in connection with the financing activities of such Person or of any

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                  of such Person's Affiliates) shall not be deemed to constitute
                  Indebtedness)

     (f) The definition of the term "X.L. Reinsurance" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                    "X.L. Reinsurance" shall mean (i) until consummation of the
                  1998 Reinsurance Merger Transactions, X.L. Global Reinsurance Company, Ltd., a corporation organized under the laws of Bermuda, and (ii) from and after consummation of the 1998 Reinsurance Merger Transaction, X.L. Mid Ocean Reinsurance Company, Ltd., a corporation organized under the laws of Bermuda and the resulting corporation of the amalgamation referred to in the definition of the term "1998 Reinsurance Merger Transaction" appearing in this Section.


     (g) Section 5.08 of the Credit Agreement is hereby amended by adding thereto a new second sentence, to read as follows:

                  "General corporate purposes", as used in the immediately preceding sentence with respect to the use of proceeds of Loan, may include payment of dividends.

     (h) The introductory phrase of Article VI of the Credit Agreement, appearing before Section 6.01, is hereby amended to read as follows:

                  Each Borrower covenants to the Agent and to each Bank as follows (it being understood that nothing in Section 6.01, Section 6.02 or Section 6.04 hereof shall prohibit the consummation of the 1998 Reinsurance Merger Transaction):

     (i) Section 7.01(h) of the Credit Agreement is hereby amended to read as follows:

                  (h) EXEL Limited shall cease to own, beneficially and of record, directly or indirectly all of the outstanding voting shares of common stock of X.L. Reinsurance, except for a nominal number of shares owned by nominee shareholders required by the Bermuda Companies Law.

     (j) Section 6.03 of the Credit Agreement is hereby amended by deleting the period at the end of paragraph (f)

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thereof and replacing it with "; or" and by adding after such paragraph (f) a new paragraph (g) to read as follows:

                  (g) Liens securing letter of credit reimbursement obligations under the Security Agreement listed on Schedule 6.03(g) hereto (and extension, renewal and replacement Liens upon the same property or upon substitute property of approximately the same value, provided the total amount secured by each Lien constituting such extension, renewal or replacement Liens shall not exceed the maximum amount secured by the Liens theretofore existing).


    (k) Section 6.08(d) of the Credit Agreement is hereby amended by adding thereto, between the phrase "Schedule 6.08(d)" and the semicolon at the end thereof, the phrase "and Indebtedness described on Schedule 6.03(g) hereto".


    (l) The Credit Agreement is hereby amended by adding thereto a Schedule 6.03(g) in the form attached to this Amendment as Schedule 6.03(g).

     SECTION 2.  EFFECT OF AMENDMENT.  The Credit Agreement, as amended by this
                 -------------------
Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

     SECTION 3.  GOVERNING LAW.  This Amendment shall be deemed to be a contract
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under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

     SECTION 4.  COUNTERPARTS.  This Amendment may be executed in any number
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of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                             X.L. INSURANCE COMPANY, LTD.
                                             as a Borrower and as a Guarantor


                                             By:______________________________
                                             Title:___________________________

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                              X.L. GLOBAL REINSURANCE COMPANY, LTD. (formerly
                                X.L. Reinsurance Company, Ltd.),
                                as a Borrower


                              By:___________________________________
                              Title:________________________________


                              EXEL ACQUISITION LTD.,
                                as a Guarantor


                              By:___________________________________
                              Title:________________________________


                              MELLON BANK, N.A., as a Bank
                                and as Agent


                              By:___________________________________
                              Title:________________________________


                              BANK OF TOKYO - MITSUBISHI LTD.,
                                as a Bank

                              By:___________________________________
                              Title:________________________________


                              DEUTSCHE BANK AG, NEW YORK OR CAYMAN ISLANDS
                                BRANCHES,
                                as a Bank


                              By:___________________________________
                              Title:________________________________

                              By:___________________________________
                              Title:________________________________


                              THE BANK OF NOVA SCOTIA,
                                as a Bank


                              By:___________________________________
                              Title:________________________________

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                              THE CHASE MANHATTAN BANK,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              THE BANK OF BERMUDA LIMITED,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              ROYAL BANK OF CANADA,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              BANQUE NATIONALE DE PARIS,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              By:___________________________________
                              Title:________________________________


                              BANK OF AMERICA NT&SA,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              CREDIT LYONNAIS NEW YORK BRANCH,
                                  as a Bank

                              By:___________________________________
                              Title:________________________________

                              By:___________________________________
                              Title:________________________________

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                              BANK AUSTRIA AKTIENGESELLSCHAFT,
                                  as a Bank


                              By:___________________________________
                              Title:________________________________


                              By:___________________________________
                              Title:________________________________

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                               Schedule 6.03(g)


          From and after consummation of the 1998 Reinsurance Merger Transaction, the Lien referred to in Section 6.03(g) of the Credit Agreement with reference to this Schedule is a Lien on investment securities and similar property in favor of Citibank, N.A., as agent or as issuing bank, securing reimbursement obligations and related obligations with respect to letters of credit issued for the account of X. L. Reinsurance or its affiliates (or for the account of its predecessor, Mid Ocean Reinsurance Company, Ltd. or its affiliates) in an aggregate face amount not exceeding $325,000,000. The Indebtedness described in Section 6.08(d) of the Credit Agreement with reference to this Schedule consists of the obligations referred to in the immediately preceding sentence.

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